UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

Resource America, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-4408	72-0654145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203, Navy Yard Corporate Center Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On September 10, 2008, the Plan Administrator for the Resource America, Inc. Savings Plan (the “401(k) Plan”) notified Resource America, Inc. (“RAI”) of a proposed blackout period regarding the 401(k) Plan, in accordance with the requirements of Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.  The blackout period for the 401(k) Plan is scheduled to begin on Friday, October 10, 2008, at 4:00 p.m. Eastern Time and end on December 2, 2008 (the “Blackout Period”) and is required in order to effect a transition of the administration of the 401(k) Plan to a new service provider.

During the Blackout Period, participants in the 401(k) Plan will be temporarily suspended from making certain transactions under the 401(k) Plan, including borrowing or taking distributions from accounts, changing contribution rates, or directing or diversifying investments.  Notice of the Blackout Period was sent to all participants or beneficiaries under the 401(k) Plan beginning on September 10, 2008.

On September 10, 2008, RAI sent a notice to its directors and executive officers informing them of the Blackout Period and the prohibitions on engaging in any non-exempt transactions in equity securities of RAI during the Blackout Period, as well as during the regularly scheduled quarterly blackout periods applicable to directors and certain employees (including all executive officers) (the “Notice”). A regularly scheduled quarterly blackout period begins prior to the Blackout Period and may not end until after the end date of the Blackout Period.

The Notice was provided to RAI’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.  A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

A participant in the 401(k) Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period.  Information may be obtained before, during and for at least two years after the Blackout Period by any of the following methods:

Mail − Resource America, Inc., 1845 Walnut Street, 10th Floor, Philadelphia, PA 19103; Attn: Chief Legal Officer
Phone − (215) 546-5005

Item 9.01   Financial Statements and Exhibits

    (d) The exhibit furnished as part of this report is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Resource America, Inc.

Date: September 11, 2008	By:	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Description
EX 99.1	Notice of Blackout Period provided to Resource America, Inc. directors and executive officers